EXHIBIT 10.1
          SECOND AMENDMENT, dated July 7, 2006, but effective as of June 30, 2006, (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 2, 2004 (as amended by the First Amendment, dated as of August 18, 2004 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CINEMARK, INC. (the “Parent”), CNMK HOLDING, INC. (“Holdings”). CINEMARK USA, INC. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC. and GOLDMAN SACHS CREDIT PARTNERS L.P., as joint lead arrangers and joint bookrunners, GOLDMAN SACHS CREDIT PARTNERS L.P., as syndication agent, DEUTSCHE BANK SECURITIES INC., THE BANK OF NEW YORK, GENERAL ELECTRIC CAPITAL CORPORATION and CIBC INC., as co-documentation agents, and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans and other extensions of credit to the Borrower;
          WHEREAS, the Borrower has requested that the Lenders agree to make certain amendments to the Credit Agreement; and
          WHEREAS, the Lenders have agreed to make such amendments solely upon the terms and conditions provided for in this Amendment;
          NOW, THEREFORE, the parties hereto agree as follows:
          1. Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
          2. Amendment to Section 1.1 of the Credit Agreement (Defined Terms).
          (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:
          “Determination Date”: as defined in the definition of “Remaining Applicable Amount”.
     “Second Amendment”: the Second Amendment, dated July 7, 2006, but effective as of June 30, 2006, to this Agreement.
     “Second Amendment Effective Date”: the date on which the conditions precedent set forth in Section 10 of the Second Amendment shall have been satisfied.
          (b) Section 1.1 is further amended by deleting the defined term “Remaining Applicable Amount” and substituting in lieu thereof the following new definition:

     “Remaining Applicable Amount”: as of any date of determination (the “Determination Date”), the amount (but in no event less than zero) equal to (a) the sum of (i) the aggregate amount of cash received by the Parent or the Borrower as common equity after the Second Amendment Effective Date and on or prior to such Determination Date, (ii) the amount of the net reduction after the Second Amendment Effective Date and on or prior to such Determination Date, in Investments held by the Parent, Holdings, the Borrower and its Class I Restricted Subsidiaries in Class II Restricted Subsidiaries, Unrestricted Subsidiaries and other entities that are not Class I Restricted Subsidiaries made after the Effective Date resulting from proceeds realized on the sale or other Disposition of such Investments, proceeds representing the return of capital, including redemptions, dividends and distributions, the amount of all guarantees released and all payments of principal of, or interest on, Indebtedness and other obligations that constitute such Investments, (iii) Consolidated EBITDA minus two times Consolidated Interest Expense, in each case in this clause (iii) for each full fiscal quarter completed since the Second Amendment Effective Date and prior to the Determination Date for which financial statements have been delivered pursuant to Section
6.1(a) or 6.1(b), as applicable, (iv) to the extent deducted in computing the Consolidated EBITDA specified in clause (iii) above and not included in clause (ii) above, any net gains on sales of assets outside the ordinary course of business (including, without limitation, any such gains that are extraordinary gains), (v) $114,000,000 and (vi) (A) in the case of expenditures made pursuant to Sections 7.7(c) and
7.8(h), $275,000,000 in the aggregate, and (B) in the case of expenditures made pursuant to Sections 7.9(a)(i)(B) and 7.9(a)(ii), $200,000,000 in the aggregate, minus (b) the portion of such sum expended on and after the Second Amendment Effective Date and on or prior to such Determination Date pursuant to Sections 7.6(k), 7.7(c), 7.8(h), 7.9(a)(i)(B) and 7.9(a)(ii). Expenditures made pursuant to Sections 7.7(c), 7.8(h), 7,9(a)(i)(B) and 7.9(a)(ii) shall be deemed to utilize the amounts in clause (vi)(A) above or (vi)(B) above, as applicable, prior to utilization of the amounts in clauses (i) through (v) above.
          (c) Section 1.1 is further amended by deleting the defined terms “Applicable Amount” and “Investment Limit”.
          (d) Section 1.1 is further amended by deleting the reference to clause (1) of Section 7.5 where it appears in the definition of “Asset Sale” and substituting in lieu thereof a reference to clause (m) of Section 7.5.
          3. Amendment to Section 7.1 of the Credit Agreement (Financial Condition Covenants).
          (a) Section 7.1 of the Credit Agreement is hereby amended by deleting clause (b) in its entirety and substituting in lieu thereof the following new clause (b):
    “(b) Consolidated Senior Leverage Ratio. Permit the Consolidated Senior Leverage Ratio for any period of four consecutive fiscal quarters to exceed 2.00 to 1.00.”

          (b) Section 7.1 of the Credit Agreement is hereby amended by deleting clause (c) in its entirety and substituting in lieu thereof the following new clause (c):
    “(c) Consolidated Adjusted Leverage Ratio. Permit the Consolidated Adjusted Leverage Ratio for any period of four consecutive fiscal quarters to exceed 5.85 to 1.00.”
          4. Amendment to Section 7.5 of the Credit Agreement (Limitation on Disposition of Property). Section 7.5 of the Credit Agreement is hereby amended by inserting the following clause (m) immediately after clause (1) thereof and by re-lettering clauses (m) and (n) thereof as (n) and (o), respectively:
          “(m) the Disposition of the Borrower’s or any Class I Restricted Subsidiary’s minority interest in National CineMedia, LLC or any holding company holding such interest and the subsequent Disposition of any consideration received pursuant to such Disposition;”
          5. Amendment to Section 7.6 of the Credit Agreement (Limitation on Restricted Payments). Section 7.6 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (i) thereof, (ii) deleting the period at the end of clause (j) and substituting in lieu thereof the word “; and”, and (iii) adding the following clause (k) immediately after clause (j) thereof:
    “(k) the Parent, Holdings, the Borrower or any Class I Restricted Subsidiary may make additional Restricted Payments in an amount not to exceed the Remaining Applicable Amount at the time of, and immediately prior to the making of, any such Restricted Payment; provided that, at the time of and immediately after giving effect to any such Restricted Payment, no Default or Event of Default shall have occurred and be continuing.”
          6. Amendment to Section 7.8(h) of the Credit Agreement (Limitation on Investments). Section 7.8(h) of the Credit Agreement is hereby amended by deleting clause (ii) therein, relettering clause (iii) as clause (ii) and deleting the words “or the Investment Limit” at the end thereof.
          7. Amendment to Section 7.8(i) of the Credit Agreement (Limitation on Investments). Section 7.8(i) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 7.8(i):
          “(i) Investments by the Borrower or any of its Class I Restricted Subsidiaries in Permitted Acquisitions, provided that, (A) to the extent such Investment results in the creation or acquisition of a Subsidiary of the Borrower (other than an Excluded Foreign Subsidiary of the Class I Restricted Subsidiary so acquired), such Subsidiary must be a Class I Restricted Subsidiary and (B) immediately prior to and after giving effect to such Permitted Acquisition, no Default or Event of Default shall have occurred and be continuing;”

          8. Amendment to Section 7.9 of the Credit Agreement (Limitation on Optional Payments and Modifications of Debt Instruments). Section 7.9 of the Credit Agreement is hereby amended by deleting the proviso in the first parenthetical in paragraph (a) and substituting in lieu thereof the following:
    “provided that, the aggregate principal amount of the Borrower’s 9% Senior Subordinated Notes due 2013 repurchased or redeemed after the Second Amendment Effective Date pursuant to clause (i)(B) above plus the aggregate accreted amount of the Senior Discount Notes repurchased or redeemed after the Second Amendment Effective Date pursuant to clause (ii) above shall not exceed the Remaining Applicable Amount at the time of, and immediately prior to the making of, any such repurchase or redemption”
          9. Amendment to Section 7.10 of the Credit Agreement (Limitation on Transactions with Affiliates). Section 7.10 of the Credit Agreement is hereby amended by (i)deleting the word “and” at the end of clause (iii) thereof, (ii) deleting the period at the end of clause (iv) and substituting in lieu thereof the word “; and”, and (iii) adding the following clause (v) immediately after clause (iv) thereof:
          “(v) transactions in the ordinary course of business with National CineMedia, LLC and transactions in the ordinary course of business with the other members of National CineMedia, LLC in relation to Borrower’s or any Class I Restricted Subsidiary’s interest therein, so long as at the time of entry into of any such transaction the Borrower determined that such transaction was reasonable in relation to its business.”
          10. Conditions to Effectiveness. This Amendment shall become effective on the date on which all of the following conditions precedent have been satisfied or waived (the “Second Amendment Effective Date”):
          (a) The Administrative Agent shall have received a counterpart of this Amendment duly executed and delivered by the Parent, Holdings and the Borrower.
          (b) The Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Exhibit A hereto (the “Acknowledgment and Consent”), duly executed and delivered by the Borrower and the Guarantors.
          (c) The Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit B hereto (“Lender Consent Letters”), from Lenders constituting not less than the Required Prepayment Lenders (as defined in the Credit Agreement without giving effect to this Amendment).
          (d) On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with this Amendment shall be reasonably satisfactory in form and substance to Administrative Agent and its counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

          (e) The Administrative Agent shall have received a certificate of the Borrower, dated as of the Second Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.
          (f) The Administrative Agent shall have received the legal opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.
          (g) All material governmental and third party approvals necessary in connection with the continuing operations of the Parent, Holdings, the Borrower and its Restricted Subsidiaries and the transactions contemplated hereby shall have been obtained and be in full force and effect.
          (h) The Administrative Agent shall have received all expenses for which invoices have been presented supported by customary documentation (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), on or before the Second Amendment Effective Date.
          11. Representations and Warranties. The Borrower hereby represents and warrants to Administrative Agent and each Lender that (before and after giving effect to this Amendment):
          (a) Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment and the Acknowledgment and Consent (the “Amendment Documents”) to which it is a party and, in the case of the Borrower, to borrow under the Credit Agreement as amended hereby. Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of the Amendment Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”). No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Amendment Documents, the borrowings under the Amended Credit Agreement or the execution, delivery, performance, validity or enforceability of this Amendment or the Acknowledgment and Consent, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 4.19 of the Credit Agreement. Each Amendment Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto. Each Amendment Document and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
          (b) The execution, delivery and performance of the Amendment Documents, the borrowings under the Amended Credit Agreement and the use of the proceeds thereof will not violate any Requirement of Law or any material Contractual Obligation of the Parent,

Holdings, the Borrower or any of its Restricted Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).
          (c) Each of the representations and warranties made by any Loan Party herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Second Amendment Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date).
          (d) The Borrower and each other Loan Party has performed in all material respects all agreements and satisfied all conditions which this Amendment and the other Loan Documents provide shall be performed or satisfied by the Borrower or the other Loan Parties on or before the Second Amendment Effective Date.
          (e) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment.
          12. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
          13. No Other Amendments or Waivers; Confirmation. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the consent of the Administrative Agent or the Lenders.
          14. GOVERNING LAW; Miscellaneous.
          (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          (b) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

          (c) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment, the Acknowledgment and Consent and the Lender Consent Letters signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
          (d) Upon execution and delivery thereof by a Lender, each Lender Consent Letter shall be binding upon such Lender and each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CINEMARK, INC.
By:	/s/ Michael Cavalier
Name: Michael Cavalier
Title: Senior Vice President-General Counsel and Secretary

CNMK HOLDING, INC.
By:	/s/ Michael G. Morgan
Name: Michael G. Morgan
Title: Vice President

CINEMARK USA, INC.
By:	/s/ Robert Copple
Name: Robert Copple
Title: Senior Vice President, Treasurer, Chief Financial Officer & Assistant Secretary

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent

By:	/s/ Craig Malloy

	Name:	Craig Malloy
	Title:	Authorized Signatory

LEHMAN BROTHERS INC., as Sole Arranger of the Tranche D Term Loan Commitments

By:	/s/ Craig Malloy

	Name:	Craig Malloy
	Title:	Vice President

EXHIBIT A
FORM OF ACKNOWLEDGMENT AND CONSENT
          Reference is made the Second Amendment, dated July 7, 2006, but effective as of June 30, 2006 (the “Amendment”), to the Amended and Restated Credit Agreement, dated as of April 2, 2004 (as amended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among CINEMARK, INC. (the “Parent”), CNMK HOLDING, INC. (“Holdings”), CINEMARK USA, INC. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC. and GOLDMAN SACHS CREDIT PARTNERS L.P., as joint lead arrangers and joint bookrunners, GOLDMAN SACHS CREDIT PARTNERS L.P., as syndication agent, DEUTSCHE BANK SECURITIES INC., THE BANK OF NEW YORK, GENERAL ELECTRIC CAPITAL CORPORATION and CIBC INC., as co-documentation agents, and LEHMAN COMMERCIAL PAPER INC., as administrative agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
          Each of the undersigned parties to the Guarantee and Collateral Agreement hereby (a) consents to the transactions contemplated by the Amendment and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to the Amendment.

          IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment and Consent to be duly executed and delivered as of the date first above written.

CINEMARK, INC.
By:	/s/ Michael Cavalier
Michael Cavalier
Senior Vice President-General Counsel and Secretary

CNMK HOLDING, INC.
By:	/s/ Michael G. Morgan
Michael G. Morgan
Vice President

CINEMARK USA, INC.
By:	/s/ Robert Copple
	Name:	Robert Copple
	Title:	Senior Vice President, Treasurer, Chief Financial Officer & Assistant Secretary

CINEMARK INVESTMENTS CORPORATION
CINEMARK LEASING COMPANY
CINEMARK, L.L.C.
CINEMARK MEXICO (USA), INC.
GREELEY HOLDINGS, INC.
CINEMARK PARTNERS I, INC.
CINEMARK PROPERTIES, INC.
MULTIPLEX SERVICES, INC.
SUNNYMEAD CINEMA CORP.
TRANS TEXAS CINEMA, INC.
BRASIL HOLDINGS, L.L.C.

By:	/s/ Michael Cavalier
	Name:	Michael Cavalier
	Title:	Senior Vice President-General Counsel and Secretary

CNMK TEXAS PROPERTIES, LTD.
By:	Sunnymead Cinema Corp., its general partner

By:	/s/ Michael Cavalier
	Name:	Michael Cavalier
	Title:	Senior Vice President-General Counsel and Secretary

LAREDO THEATRE, LTD.

By:	CNMK Texas Properties, Ltd., its general partner

By:	Sunnymead Cinema Corp.,
its general partner

By:	/s/ Michael Cavalier
	Name:	Michael Cavalier
	Title:	Senior Vice President-General Counsel and Secretary

CNMK DELAWARE INVESTMENTS I, L.L.C. CNMK DELAWARE INVESTMENTS II, L.L.C. CNMK INVESTMENTS, INC. MULTIPLEX PROPERTIES, INC.
By:	/s/ Michael G. Morgan
Michael G. Morgan
Vice President

CNMK DELAWARE INVESTMENT PROPERTIES, L.P.

By:	CNMK Delaware Investments I, L.L.C., its general partner

By:	/s/ Michael G. Morgan
Michael G. Morgan
Vice President

EXHIBIT B
FORM OF LENDER CONSENT LETTER
CINEMARK USA, INC.
AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF APRIL 2, 2004
To:	Lehman Commercial Paper Inc., as Administrative Agent 745 Seventh Avenue Bank Loans — 5th Floor New York, New York 10019 Att: Karl Cerni
Ladies and Gentlemen:
          Reference is made to that certain AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 2, 2004 (the “Credit Agreement”; the terms defined therein being used herein as therein defined), among CINEMARK, INC. (the “Parent”). CNMK HOLDING, INC. (“Holdings”), CINEMARK USA, INC. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC. and GOLDMAN SACHS CREDIT PARTNERS L.P., as joint lead arrangers and joint bookrunners, GOLDMAN SACHS CREDIT PARTNERS L.P., as syndication agent, DEUTSCHE BANK SECURITIES INC., THE BANK OF NEW YORK, GENERAL ELECTRIC CAPITAL CORPORATION and CIBC INC., as co-documentation agents, and LEHMAN COMMERCIAL PAPER INC., as administrative agent.
          The Borrower has requested that the Required Prepayment Lenders consent to amend the provisions of the Credit Agreement solely on the terms described in the Second Amendment, dated July 7, 2006, but effective as of June 30, 2006, substantially in the form delivered to the undersigned Lender on or prior to the date hereof (the “Amendment”).
          Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

(NAME OF LENDER)

By:
Name:
Title:

Dated: July __, 2006